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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       DATE OF REPORT: SEPTEMBER 30, 2002
              (DATE OF EARLIEST EVENT REPORTED: SEPTEMBER 29, 2002)

                               HOWELL CORPORATION
             (Exact name of registrant as specified in its charter)




               DELAWARE                   1-8704             74-1223027
     (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)     Identification No.)


                             1111 Fannin, Suite 1500
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-658-4000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On September 30, 2002, Howell Corporation issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         99.1     Press Release of Howell Corporation dated September 30, 2002.




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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOWELL CORPORATION
                                      (Registrant)


         Dated:  September 30, 2002   By: /s/ Allyn R. Skelton, II
                                         ---------------------------------------
                                      Allyn R. Skelton, II
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number               Description
-------              -----------
99.1                 Press Release dated September 30, 2002.




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